Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
7.	Commitments and contingent liabilities

The Parent entered into an operating lease agreement for its facilities in Israel until June 2020, while maintaining the right to terminate the lease agreement under certain conditions during its term. To secure its obligation under the lease agreement, the Parent provided bank guarantees in the amount of $26. The lease expenses for those facilities for the years ended December 31, 2017, 2016 and 2015 amounted to $65, $100, and $104, respectively. On August 31, 2017, the Parent terminated the lease and vacated the facilities. The Company paid $16 as a penalty for early termination and the bank guarantee was canceled.

The Subsidiary entered into short-term operating lease agreements for office facilities in New Haven, CT and in Doylestown, PA. The combined lease expenses for those facilities for the years ended December 31, 2016 and 2015 amounted to $80 and $36, respectively. The Subsidiary terminated both lease agreements during October 2016.

The Parent entered into an operating lease agreement for certain vehicles provided to its employees until 2019. To secure its obligation under the lease agreement, the Parent provided a cash deposit in the total amount of $3. The vehicles lease expenses for the years ended December 31, 2017, 2016 and 2015 amounted to $47, $46 and $43, respectively.

In May 2017, the Company engaged JSB-Partners, LP, which is the Company’s exclusive advisor for identifying a third party for partnership or merger opportunities. The Company has agreed to pay a monthly retainer fee (during the term of the agreement). During 2017, the Company paid $160, providing that such agreement terminates within one year unless mutually agreed to extend. In addition, the Company agreed to pay JSB-Partners, LP, a percentage of the consideration of any transaction arising from this engagement.